Putnam
Health
Sciences
Trust

ANNUAL REPORT

August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "This offering's investors haven't fared too badly as its asset base has grown. The portfolio's large-cap focus has produced decent relative returns, along with risk scores that are below average for a health-care fund....This fund has been a relatively steady and solid performer."

                                     -- Morningstar, September 13, 1996*

* "Not many sectors of the economy have the ability to expand unit growth continuously. The health-care industry is benefiting from demographic trends such as an aging population and longer life spans that are creating a burgeoning demand for services. While this bodes well for the industry as a whole, our extensive in-house research should be key to selecting the companies within each subsector that are positioned to benefit most."

                                            -- Joanne Soja, Fund Manager

CONTENTS

 4     Report from Putnam Management

10     Fund performance summary

17     Portfolio holdings

21     Financial statements

* Please see pages 10 and 11 for complete performance information.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa


Dear Shareholder:

Health care covers a disparate array of disciplines that range from cutting-edge pharmacology, biochemistry, and technology to service-oriented administration and management. The investment possibilities available in this diverse field are likewise varied.

To seek out the best of these investments, Joanne Soja, Putnam Health Sciences Trust's manager, must traverse a continually shifting landscape. As Joanne writes in the following report, during the fiscal year that ended August 31, 1996, she has watched investor sentiment shift away from such areas as health maintenance organizations and toward medical information technology and pharmaceuticals.

The fund's success in taking advantage of the trends in health care over nearly a decade and a half is documented in the long-term results on pages 10 and 11. Although past performance is not indicative of future results, we believe your fund is well positioned to continue this trend in the fiscal year that has just begun.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996



Report from the Fund Manager Joanne Soja

With the stock market's sharp correction in July still fresh in the minds of investors, you may be expecting Putnam Health Sciences Trust's performance to show a few scars as a result. However, buoyed by the stock market's spectacular rise over the first half of the fiscal year and its recovery in August, the fund finished the year relatively unscathed. In fact, total returns at net asset value for the 12 months ended August 31, 1996 (24.12% for class A shares, 23.19% for class B shares, and 23.51% for class M shares) were well ahead of the 18.70% return of its comparative benchmark, the Standard & Poor's 500(registered trademark) Index. Total returns for the same period at maximum public offering price for class A and class M shares were 16.97% and 19.20%, respectively, and for class B shares, 18.19% at the applicable contingent deferred sales charge. Details can be found in the performance section on page 10.

The stock market's strength was fueled by solid earnings growth, a favorable interest rate environment, and an upswing in mergers and acquisitions. A major presence in several key subsectors -- pharmaceuticals, biotechnology, medical supplies and devices, and information systems -- largely contributed to the fund's performance.

* FLIGHT TO SAFETY IN SECOND HALF OF YEAR BENEFITS LARGE-CAP STOCKS

Following the record highs set by the Dow Jones Industrial Average and the S&P 500 in May, the stock market became quite edgy. As July began, investors were disheartened by disappointing earnings reports in the technology industry. Negative foreign currency trends, the result of a strong U.S. dollar, added to their concerns. A slowdown in the amount of cash flowing into the stock market only compounded the situation. But it was the announcement of June's surprisingly strong job market data on July 5 that truly roiled the financial waters. The S&P 500 plunged 14.96 points and the Dow fell 114.88 points on that day, among the largest one-day drops in history.

In such a reversal of fortunes, stocks of all companies, large and small, suffered. However, small-capitalization stocks, which had outperformed the larger-company stocks this spring, lost more ground, since they had previously experienced a greater run-up in prices. Because your fund has a significant stake in large-company stocks, its share price did not undergo the same degree of correction as funds that focus to a greater extent on small-cap stocks. The greater resiliency of larger-cap stocks can be attributed, in part, to the fact that performance for many of these stocks is currently meeting or exceeding analysts' expectations.

The ability of small- and large-cap stocks to outperform at different times in the market cycle highlights an important facet of your fund's diversification strategy. In addition to its diversification across different levels of market capitalization, the fund is also spread across a variety of subsectors, further spreading market risk. As of August 31, 1996, the fund was invested in 6 subsectors and had positions in a total of 132 stocks. Although their percentage of net assets has changed somewhat, the portfolio's top 10 holdings remain virtually unchanged from the start of the fiscal year, with the exception of American Home Products, a drug company, replacing U.S. Healthcare Corp., a health maintenance organization (HMO). Of course, holdings are subject to change.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

Pharmaceuticals           38.9%

Medical supplies
and devices               31.2%

Biotechnology              7.3%

Managed services           7.2%

Other health-care
services                   6.6%

Footnote reads:
* Based on net assets as of 8/31/96. Sector weightings will vary over time.

The performance of stocks within the cost containment/HMO sector has been somewhat lackluster because of slow investor demand. When HMO enrollments began to increase at double-digit rates, the industry had not yet adequately restrained the growth of costs. However, managements of HMOs are now attempting to address this issue in order to avoid sacrificing profit margins for strong unit growth. While we pared back the fund's HMO position somewhat during the year, we believe the need for quality health-care delivery at affordable prices will continue into the future especially as the government attempts to rein in the spiraling costs of Medicare and Medicaid.

* WARNER-LAMBERT: MONITORING A PROFILE OF CHANGING FORTUNES

One of the fund's more successful strategies has been its emphasis on inexpensive stocks of product-oriented companies within the pharmaceutical industry. However, in this highly competitive business, a lack of new products near-term can make a company with attractive stock valuations a takeover candidate.

At the start of the fiscal year, competitive pressures and longer product development schedules had cast a cloud over Warner-Lambert's fortunes. These problems proved temporary, however. Warner-Lambert has since completed an extensive research and development effort, culminating in the development of two drugs that each have the potential to generate well in excess of $500 million in sales by the year 2000. The two drugs, Atorvastatin (a potent cholesterol-lowering drug) and Troglitazone (an oral antidiabetic), are both slated for FDA filing in 1996. We had seen the potential of Warner-Lambert early on and had positioned the fund to benefit. Our assessment of this holding has proved correct as it has continued to contribute to the fund.

While these new products may not make a positive contribution to the company's near-term earnings, it is a company's long-term potential that we consider most important as we monitor your fund's portfolio. Indeed, when we initially purchased Warner-Lambert stock, the value per share was less than $60. More recently, we have seen its share price rise to $100. As of this writing, Warner-Lambert is a strong performer among the fund's top 10 holdings and we believe the stock's long-term performance potential remains attractive. While this stock, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (8/31/96)]

Johnson & Johnson
Medical supplies and devices

Abbot Laboratories
Medical supplies and devices

SmithKline Beecham PLCADR (United Kingdom)
Pharmaceuticals

Merck & Co., Inc.
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Eli Lilly & Co.
Pharmaceuticals

American Home Products Corp.
Pharmaceuticals

Medtronic, Inc.
Medical supplies and devices

Warner-Lambert Co.
Pharmaceuticals

Schering-Plough Corp.
Pharmaceuticals

Footnote reads:
These holdings represent 43.3% of the fund's net assets. Portfolio holdings will vary over time.



* SELECTING THE COMPANIES WITH THE MOST PROMISING IDEAS

The fund's growth strategy is anchored by careful stock selection, patience, and dedication to long-term results. We assess the prospects of each company's stock as well as the overall economic, demographic, and political landscape.

With this approach, we may select a group of companies with promising opportunities in the same subsector in the hopes that several -- if not all -- will come to fruition. Information systems is a timely example. Health care is still predominantly paper-based, making it the last major industry to embrace the benefits of technology. Information systems companies are now making it possible for the medical community to expeditiously access and integrate the vast amounts of data that exist and turn the data into useful information that can be used to make knowledgeable decisions.

Since the health-care industry has significantly underinvested in information technology (approximately 2% historically compared with 7% and 10% for the insurance and banking industries, respectively), we believe a great opportunity exists as the industry becomes more automated. Summit Medical Systems, Physicians Computer Network, Shared Medical Systems, and Apache Medical Systems are just a few of the companies we believe are positioned to benefit.

The biotechnology and pharmaceutical fields also offer myriad opportunities for outperformance as many companies compete in the development of new products. For example, medical treatments for obesity are currently the focus of much attention because of their implications not only for weight loss but also for correlated diseases such as diabetes. Several portfolio companies are currently at work on new treatments for weight loss: Amgen, Synaptic Pharmaceutical, and Neurogen through its relationship with Pfizer.

* HEALTH-CARE TRENDS BODE WELL FOR NEW FISCAL YEAR AND BEYOND

The future of health care is being shaped by many trends that could bode well for the industry's future. First, new medical technologies and the aging population, particularly the baby-boom generation, are contributing to the growth of health-care spending. After decades of double-digit growth, health-care spending in 1995 was estimated to be just over $1 trillion, approximately 14% of gross domestic product.

Meanwhile, we've seen a heightened emphasis on cost containment, which is forcing the industry to monitor the costs of medical care more closely. With the advent of managed care, each medical test or additional service is thought of less as a revenue generator than as a cost. Furthermore, in an effort to compete with HMOs, providers of all types (physicians, hospitals, nursing homes, home-care services, and rehabilitation companies) are consolidating to cut costs. The result is the industrialization of a highly fragmented health-care delivery system and the potential for further cost controls.

The outlook for the health-care industry has also been favorably impacted by the FDA's efforts to speed up its approval process. By the close of the fiscal year, the year-to-date total of 23 new drug approvals was more than twice the number of approvals for the same time last year. A more noteworthy product pending approval as of this writing was Eli Lilly's Zyprexa, a drug for the treatment of schizophrenia that causes fewer side effects than other therapies. American Home Products' Redux, the first pharmaceutical developed and offered for the treatment of obesity, has been FDA approved.

Athena Bioscience, recently taken over by Elan, a mid-cap drug delivery company, is going to market with a new test for certain types of Alzheimer's disease. Pfizer, another portfolio company, has a new drug that fights Alzheimer's. In addition to companies with new products currently under FDA review, our portfolio selections included companies that have already secured approvals for breakthrough treatments. Two more examples were Merck and Biochem Pharmaceutical, whose drugs Crixivan and 3TC, respectively, have substantially lengthened the lives of HIV-positive patients. Products such as these offer hope that AIDS may soon become a chronic disease instead of a terminal illness.

While the FDA's speedup of approvals for important therapies has benefited health care, events unfolding in Washington will impact the industry in the months ahead. In particular, we will continue to closely monitor the health-care debate in Washington. The outcome of the presidential election is likely to have implications for the direction and pace of reform. With continued signs that the economy is growing steadily without significant inflation, we believe several factors, including strong consumer confidence, an improving job outlook, and continued earnings growth, all bode well for the fund's new fiscal year.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Health Sciences Trust is designed for investors seeking capital appreciation through investments in the health sciences industries.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                      Class A          Class B         Class M
(inception date)     (5/28/82)        (3/1/93)         (7/3/95)
                    NAV     POP     NAV     CDSC     NAV     POP
----------------------------------------------------------------------
1 year            24.12%  16.97%  23.19%   18.19%  23.51%  19.20%
----------------------------------------------------------------------
5 years           76.78   66.60      --       --      --      --
Annual average    12.07   10.75      --       --      --      --
----------------------------------------------------------------------
10 years         301.55  278.45      --       --      --      --
Annual average    14.91   14.24      --       --      --      --
----------------------------------------------------------------------
Life of class        --      --   88.87    85.87   31.55   26.95
Annual average       --      --   19.92    19.38   26.41   22.62
----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/96

                      Standard & Poor's     Consumer Price
                         500 Index               Index
----------------------------------------------------------------------
1 year                     18.70%                 2.88%
----------------------------------------------------------------------
5 years                    89.07                 15.15
Annual average             13.59                  2.86
----------------------------------------------------------------------
10 years                  250.20                 43.39
Annual average             13.35                  3.67
----------------------------------------------------------------------
Life of class B            61.21                  9.92
Annual average             14.62                  2.74
----------------------------------------------------------------------
Life of class M            22.43                  3.15
Annual average             18.88                  2.68
----------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 8/31/86

Starting value                 (Insert ending Total)
$9,425     Fund's class A shares at POP     $37,845
$10,000                   S&P 500 Index     $35,020
$10,000            Consumer Price Index     $14,339

(plot points for 10-year total return mountain chart)

Date/year   Fund at POP   S&P 500 Index     CPI
---------  ------------  --------------  ------
8/31/86           9,425          10,000  10,000
8/31/87          12,034          13,464  10,428
8/31/88           9,773          11,043  10,848
8/31/89          13,110          15,373  11,358
8/31/90          15,078          14,585  11,996
8/31/91          21,409          18,522  12,452
8/31/92          21,169          19,922  12,844
8/31/93          19,803          23,029  13,200
8/31/94          24,432          24,298  13,582
8/31/95          30,493          29,508  13,938
8/31/96          37,845          35,020  14,339

Footnote reads:
Past performance is no assurance of future results. A
$10,000 investment in the fund's class B shares at
inception on 3/1/93 would have been valued at  $18,887
on 8/31/96 ($18,587 with a redemption at the end of the period). A $10,000 investment in the fund's class
M shares at inception on 7/3/95 would have been valued at $13,155 at net asset value on 8/31/96 ($12,695 at public offering price).

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                    Class A         Class B          Class M
                  NAV     POP     NAV     CDSC     NAV     POP
----------------------------------------------------------------------
1 year          23.20%  16.12%  22.30%   17.30%  22.56%  18.27%
----------------------------------------------------------------------
5 years         89.96   79.06      --       --      --     --
Annual average  13.69   12.36      --       --      --     --
----------------------------------------------------------------------
10 years       398.43  369.71      --       --      --     --
Annual average  17.42   16.73      --       --      --     --
----------------------------------------------------------------------
Life of class      --      --  101.36    98.36   40.25  35.35
Annual average     --      --   21.53    21.02   31.08  27.40
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/96

                           Class A     Class B     Class M
----------------------------------------------------------------------
Distributions (number)           1           1           1
----------------------------------------------------------------------
Income                       $0.27       $0.08      $0.145
----------------------------------------------------------------------
Capital gains
----------------------------------------------------------------------
Long-term                    0.909       0.909       0.909
----------------------------------------------------------------------
Short-term                   0.013       0.013       0.013
----------------------------------------------------------------------
Total                       $1.192      $1.002      $1.067
----------------------------------------------------------------------
Share value:             NAV     POP     NAV     NAV     POP
----------------------------------------------------------------------
8/31/95               $36.21  $38.42    $35.72  $36.17  $37.48
----------------------------------------------------------------------
8/31/96                43.67   46.33     42.94   43.54   45.12
----------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Dow Jones Industrial Average* is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions but are not adjusted for commissions or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those in the index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds ++

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*              Formerly Natural Resources Fund

+              Formerly Overseas Growth Fund

++             Not available in all states.

[SECTION MARK] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Report of independent accountants
For the fiscal year ended August 31, 1996

To the Trustees and Shareholders of
Putnam Health Sciences Trust

We have audited the accompanying statement of assets and liabilities of Putnam Health Sciences Trust, including the portfolio of investments owned, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Health Sciences Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.

Boston, Massachusetts

October 16, 1996




Portfolio of investments owned
August 31, 1996

COMMON STOCKS  (94.2%) *
NUMBER OF SHARES                                                                                                  VALUE

Biotechnology  (7.3%)
-----------------------------------------------------------------------------------------------------------------------
           70,000  Affymetrix, Inc. +                                                                        $  988,750
          500,000  Amgen, Inc. +                                                                             29,125,000
          256,500  Amylin Pharmaceuticals, Inc. +                                                             2,725,313
          250,000  Biochem Pharmaceutical, Inc. +                                                             8,687,500
          140,000  Biogen, Inc. +                                                                             9,765,000
          250,000  CytoTherapeutics, Inc. +                                                                   2,875,000
          294,000  Ergo Science Corp. +                                                                       4,226,250
          212,500  Genentech, Inc.-Special Common +                                                          11,156,250
          150,000  Genome Therapeutics Corp. +                                                                1,368,750
           80,000  Guilford Pharmaceuticals, Inc. +                                                           2,220,000
          100,000  IDEC Pharmaceuticals Corp. +                                                               2,337,500
          300,000  Immulogic Pharmaceutical Corp. +                                                           2,437,500
          460,000  La Jolla Pharmaceutical Co. +                                                              2,472,500
          100,000  Magainin Pharmaceuticals, Inc. +                                                           1,131,250
          197,200  Martek Biosciences Corp. +                                                                 5,989,950
          170,000  Medimmune, Inc. +                                                                          2,380,000
          100,000  Millennium Pharmaceuticals, Inc. +                                                         1,825,000
           35,000  Myriad Genetics, Inc. +                                                                      770,000
           90,000  Neurocrine Biosciences, Inc. +                                                               765,000
           25,000  Neurogen Corp. +                                                                             575,000
          265,000  NPS Pharmaceuticals, Inc. +                                                                3,213,125
          105,000  SangStat Medical Corp. +                                                                   2,060,625
          125,000  SIBIA Neurosciences, Inc. +                                                                  828,125
          135,000  Synaptic Pharmaceutical Corp. +                                                            1,400,625
          133,400  Vertex Pharmaceuticals, Inc. +                                                             4,235,450
           51,000  Virus Research Institute, Inc. +                                                             331,500
                                                                                                         --------------
                                                                                                            105,890,963

Healthcare Information Systems  (3.0%)
-----------------------------------------------------------------------------------------------------------------------
          116,000  Apache Medical Systems, Inc. +                                                             1,493,500
           75,000  Enterprise Systems, Inc. +                                                                 1,837,500
          220,000  GMIS, Inc. +                                                                               3,217,500
           50,000  HCIA, Inc. +                                                                               2,831,250
           31,100  LanVision Systems, Inc. +                                                                    392,638
          600,000  Physicians Computer Network +                                                              6,562,500
          230,000  Shared Medical Systems Corp.                                                              12,563,750
           35,900  Sunquest Information Systems, Inc. +                                                         560,938
          480,000  Vivra, Inc. +                                                                             14,460,000
                                                                                                         --------------
                                                                                                             43,919,576

Managed Services  (7.2%)
-----------------------------------------------------------------------------------------------------------------------
          100,000  Coventry Corp. +                                                                           1,318,750
           84,000  Express Scripts, Inc. Class A +                                                            2,730,000
          255,000  FHP Intl. Corp. +                                                                          9,243,750
          180,000  Foundation Health Corp. +                                                                  5,400,000
          560,000  Humana, Inc. +                                                                            10,500,000
          410,000  Mid Atlantic Medical Services, Inc.                                                        5,535,000
          109,000  Oxford Health Plans Inc. +                                                                 4,986,750
          282,000  Pacificare Health Systems, Inc. Class B +                                                 22,701,000
          158,000  Physicians Health Services, Inc. Class A +                                                 3,258,750
          208,200  Rightchoice Managed Care, Inc. Class A +                                                   2,316,225
          810,000  United Healthcare Corp.                                                                   31,286,250
          335,900  Value Health, Inc. +                                                                       5,332,413
                                                                                                         --------------
                                                                                                            104,608,888

Medical Supplies & Devices  (31.2%)
-----------------------------------------------------------------------------------------------------------------------
        1,640,000  Abbott Laboratories                                                                       74,005,000
          100,000  Acuson Corp. +                                                                             1,362,500
          630,000  Allergan Inc.                                                                             24,491,250
          270,000  Arrow International, Inc.                                                                  7,222,500
          300,000  ArthroCare Corp. +                                                                         3,375,000
          200,000  ATS Medical, Inc. +                                                                        1,750,000
          221,600  AVECOR Cardiovascular, Inc. +                                                              3,351,700
          530,000  Bard (C.R.), Inc.                                                                         16,430,000
          403,750  Baxter International, Inc.                                                                18,017,344
          230,000  Biomet, Inc. +                                                                             3,593,750
          123,000  Biopsys Medical, Inc. +                                                                    1,752,750
          340,145  Boston Scientific Corp. +                                                                 15,604,152
           24,300  Cardiothoracic Systems, Inc. +                                                               388,800
          180,000  Chad Therapeutics, Inc. +                                                                  3,150,000
           36,700  Conceptus. Inc. +                                                                            380,763
          206,000  Delaware Global Technologies Corp. +                                                       1,802,500
          132,500  Fischer Imaging Corp. +                                                                    1,755,625
          200,000  Guidant Corp.                                                                             10,150,000
          320,000  Haemonetics Corp. +                                                                        6,560,000
          300,000  Heartstream, Inc. +                                                                        3,525,000
           28,000  Imagyn Medical, Inc. +                                                                       238,000
        2,010,364  Johnson & Johnson                                                                         99,010,427
          990,629  Medtronic, Inc.                                                                           51,512,708
          350,000  Mentor Corp.                                                                              11,068,750
          250,000  Metra Biosystems, Inc. +                                                                   1,281,250
          150,000  Molecular Devices Corp. +                                                                  1,350,000
          520,800  Nellcor Puritan Bennett, Inc. +                                                           13,410,600
          200,000  Neuromedical Systems, Inc. +                                                               3,300,000
          220,000  Orthofix International N.V. +                                                              2,227,500
           86,800  Orthologic Corp. +                                                                           824,600
          100,000  Perkin-Elmer Corp.                                                                         5,187,500
           75,000  Rochester Medial Corp. +                                                                   1,200,000
          300,000  St. Jude Medical Inc. +                                                                   10,762,500
          956,000  Stryker Corp.                                                                             23,362,250
          100,000  Target Therapeutics, Inc. +                                                                3,250,000
          127,800  Trex Medical Corp. +                                                                       2,939,400
          320,000  U.S. Surgical Corp.                                                                       11,680,000
          220,000  Ventritex, Inc. +                                                                          2,997,500
           75,000  Vivus, Inc. +                                                                              2,625,000
          150,000  Waters Corp. +                                                                             4,706,250
                                                                                                         --------------
                                                                                                            451,602,869

Other Health Care Services  (6.6%)
-----------------------------------------------------------------------------------------------------------------------
          200,000  American Oncology Resources, Inc. +                                                        2,025,000
          102,000  Amerisource Health Corp. Class A +                                                         3,888,750
          150,000  Applied Bioscience International, Inc. +                                                   1,462,500
          100,700  ARV Assisted Living, Inc. +                                                                1,460,150
          620,000  Beverly Enterprises, Inc. +                                                                6,355,000
           60,900  Cardinal Health, Inc.                                                                      4,468,538
           75,500  Collaborative Clinical Research, Inc. +                                                    1,094,750
          330,000  Health Care & Retirement Corp. +                                                           8,167,500
          145,575  Health Management Systems, Inc. +                                                          4,021,509
          300,000  IBAH, Inc. +                                                                               1,725,000
          200,000  Manor Care, Inc.                                                                           6,875,000
          320,000  Medaphis Corp. +                                                                           4,040,000
           35,850  National Surgery Centers, Inc. +                                                             950,025
          208,200  OccuSystems, Inc. +                                                                        5,777,550
          665,000  Owens & Minor, Inc. Holding Co.                                                            6,982,500
           21,600  Pharmaceutical Product Development, Inc. +                                                   604,800
          190,200  Quintiles Transnational Corp. +                                                           14,383,875
          213,900  Quorum Health Group, Inc. +                                                                5,400,975
          141,000  Summit Medical Systems, Inc. +                                                             2,397,000
          120,000  Sunrise Assisted Living, Inc. +                                                            3,180,000
          233,100  Tenet Healthcare Corp. +                                                                   4,895,100
          135,600  Total Renal Care Holdings, Inc. +                                                          5,576,550
           23,200  Transition Systems, Inc. +                                                                   524,900
                                                                                                         --------------
                                                                                                             96,256,972

Pharmaceuticals  (38.9%)
-----------------------------------------------------------------------------------------------------------------------
          210,000  Alza Corp. +                                                                               5,748,750
          893,000  American Home Products Corp.                                                              52,910,250
          230,000  Aradigm Corp. +                                                                            1,897,500
          300,000  Astra AB (Sweden)                                                                         12,675,992
          230,000  Bayer AG ADR (Germany)                                                                     8,209,852
          220,000  Bristol-Myers Squibb Co.                                                                  19,305,000
           19,000  Ciba-Geigy AG (Switzerland)                                                               23,955,555
          321,800  Eckerd Corp. +                                                                             7,884,100
          506,920  Elan Corp. PLC ADR (Ireland) +                                                            15,904,615
          144,100  Forest Laboratories, Inc. Class A +                                                        5,926,113
          125,000  GelTex Pharmaceuticals, Inc. +                                                             1,796,875
        1,050,000  Lilly (Eli) & Co.                                                                         60,112,500
        1,067,200  Merck & Co., Inc.                                                                         70,035,000
          230,000  Mylan Laboratories, Inc.                                                                   3,766,250
          985,000  Pfizer, Inc.                                                                              69,935,000
          725,000  Pharmacia & Upjohn, Inc.                                                                  30,450,000
          120,000  R.P. Scherer Corp. +                                                                       5,775,000
            7,000  Sandoz AG (Switzerland)                                                                    8,318,908
          690,000  Schering-Plough Corp.                                                                     38,553,750
        1,210,000  Smithkline Beecham PLC ADR (United Kingdom)                                               70,482,500
          100,200  Synthelabo (France)                                                                        8,537,415
          700,000  Warner-Lambert Co.                                                                        41,650,000
                                                                                                         --------------
                                                                                                            563,830,925
                                                                                                         --------------
                   Total Common Stocks  (cost $792,173,465)                                              $1,366,110,193

CONVERTIBLE BONDS AND NOTES  (0.3%) *
PRINCIPAL AMOUNT                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------
       $1,400,000  North American Vaccine 144A cv. 6 1/2s, 2003                                             $ 1,480,500
        2,200,000  Ventritex Inc. cv. 5 3/4s, 2001                                                            2,200,000
                                                                                                         --------------
                   Total Convertible Bonds and Notes  (cost $3,625,000)                                     $ 3,680,500

SHORT-TERM INVESTMENTS  (5.6%) *
PRINCIPAL AMOUNT                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------
      $30,000,000  Federal Home Loan Bank effective yield of 5.10%, September 6, 1996                      $ 29,978,750
       20,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.26%, September 6, 1996              19,985,389
       30,947,000  Interest in $445,006,000 joint repurchase agreement dated August 30, 1996 with
                   Morgan (J.P.) & Co., Inc. due September 3,1996 with respect to various U.S. Treasury
                   obligations -- maturity value of $30,964,984 for an effective yield of 5.23%.             30,955,992
                                                                                                         --------------
                   Total Short-Term Investments  (cost $80,920,131)                                        $ 80,920,131
-----------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $876,718,596) ***                                            $ 1,450,710,824
-----------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,449,768,443.

*** The aggregate identified cost on a tax basis is $876,718,596, resulting in gross unrealized appreciation and depreciation of $638,779,688 and $64,787,460, respectively, or net unrealized appreciation of $573,992,228.

+   Non-income-producing security.

    114A after the name of a security represents those exempt from registration under Rule 114A of the Securites Act of 1933. These securites may be resold in transactions exempt from registration, normally to quallified institutional buyers.

    ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $876,718,596)  (Note 1)                            $1,450,710,824
-----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                731
-----------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                                     2,268,158
-----------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                        2,970,342
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              1,455,950,055

Liabilities
-----------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                    2,694,940
-----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                  2,260,852
-----------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                      290,900
-----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                     6,927
-----------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                      4,045
-----------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                          731,976
-----------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                          191,972
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                             6,181,612
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $1,449,768,443

Represented by
-----------------------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                                            $840,705,635
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                  1,331,694
-----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                                        33,738,886
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                  573,992,228
-----------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                $1,449,768,443

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares  ($1,166,793,516 divided by 26,720,028 shares)            $43.67
-----------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $43.67)*                                                          $46.33
-----------------------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares  ($273,242,676 divided by 6,363,760 shares)**               $42.94
-----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares  ($9,732,251 divided by 223,543 shares)                   $43.54
-----------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $43.54)*                                                          $45.12
-----------------------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1996

Investment Income:
-----------------------------------------------------------------------------------------
Dividends (net of foreign tax of $129,332)                                    $16,134,045
-----------------------------------------------------------------------------------------
Interest                                                                        4,029,541
-----------------------------------------------------------------------------------------
Total investment income                                                        20,163,586

Expenses:
-----------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                8,393,400
-----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                  2,245,901
-----------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                  42,933
-----------------------------------------------------------------------------------------
Administrative services (Note 2)                                                   26,579
-----------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                           2,838,472
-----------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                           2,052,165
-----------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                              35,239
-----------------------------------------------------------------------------------------
Reports to shareholders                                                            91,700
-----------------------------------------------------------------------------------------
Registration fees                                                                  72,480
-----------------------------------------------------------------------------------------
Auditing                                                                           38,071
-----------------------------------------------------------------------------------------
Legal                                                                              32,063
-----------------------------------------------------------------------------------------
Postage                                                                           226,502
-----------------------------------------------------------------------------------------
Other                                                                             206,001
-----------------------------------------------------------------------------------------
Total expenses                                                                 16,301,506
-----------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (382,041)
-----------------------------------------------------------------------------------------
Net expenses                                                                   15,919,465
-----------------------------------------------------------------------------------------
Net investment income                                                           4,244,121
-----------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                               37,691,811
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                    209,775,087
-----------------------------------------------------------------------------------------
Net gain on investments                                                       247,466,898
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $251,711,019
-----------------------------------------------------------------------------------------

The accompnying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                            Year ended August 31
                                                                       ---------------------------------
                                                                              1996                  1995
                                                                       ---------------------------------
--------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                   $4,244,121            $5,819,982
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        37,691,811            23,154,465
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             209,775,087           177,658,264
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   251,711,019           206,632,711
--------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                             (6,939,764)           (6,665,340)
--------------------------------------------------------------------------------------------------------
    Class B                                                               (305,285)             (276,702)
--------------------------------------------------------------------------------------------------------
    Class M                                                                 (6,787)                   --
--------------------------------------------------------------------------------------------------------
   From net realized gain on investments:
    Class A                                                            (23,696,924)          (13,402,834)
--------------------------------------------------------------------------------------------------------
    Class B                                                             (3,517,887)           (1,193,139)
--------------------------------------------------------------------------------------------------------
    Class M                                                                (43,157)                   --
--------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      189,432,991            13,017,671
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                           406,634,206           198,112,367
--------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
Beginning of year                                                    1,043,134,237           845,021,870
--------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$1,331,694 and $4,339,409, respectively)                            $1,449,768,443        $1,043,134,237
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                          July 3, 1995
                                                                             Year        (commencement
                                                                            ended    of operations) to            Year ended
                                                                        August 31            August 31             August 31
                                                                             1996+                1995                  1996+
                                                                    --------------------------------------------------------
                                                                                    Class M                               Class B
                                                                    --------------------------------------------------------
Net asset value, beginning of period                                       $36.17               $33.96               $35.72
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.02)                (.02)                (.13)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       8.46                 2.23                 8.35
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             8.44                 2.21                 8.22
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.15)                  --                 (.08)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.92)                  --                 (.92)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.07)                  --                (1.00)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $43.54               $36.17               $42.94
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           23.51                 6.51(d)             23.19
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,732                 $321             $273,243
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.61                  .30(d)              1.85
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     (.05)                (.02)(d)             (.31)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      10.55                19.51                10.55
----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                           $.0718                                    $.0718
----------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                                              March 1, 1993
                                                                                                              (commencement
                                                                       Year ended           Year ended    of operations) to
                                                                        August 31            August 31            August 31
                                                                    --------------------------------------------------------
                                                                             1995                 1994                 1993+
                                                                    --------------------------------------------------------
                                                                   Class B                                 Class B
                                                                    --------------------------------------------------------
Net asset value, beginning of period                                       $29.47               $24.28               $24.02
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .11                  .10                  .05
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       6.78                 5.33                  .21
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             6.89                 5.43                  .26
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.12)                (.19)                  --
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.52)                (.05)                  --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.64)                (.24)                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $35.72               $29.47               $24.28
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           23.83                22.49                (1.08)(d)
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $113,329              $55,424              $18,455
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.88                 1.87                  .96(d)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     (.05)                 .24                  .21(d)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      19.51                23.18                45.46
----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
----------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                                                                       Year ended August 31
                                                                    --------------------------------------------------------
                                                                             1996                 1995                 1994
                                                                    --------------------------------------------------------
                                                                                                                    Class A
                                                                    --------------------------------------------------------
Net asset value, beginning of period                                       $36.21               $29.77               $24.40
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .19                  .23                  .30
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       8.46                 6.99                 5.36
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             8.65                 7.22                 5.66
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.27)                (.26)                (.24)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.92)                (.52)                (.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.19)                (.78)                (.29)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $43.67               $36.21               $29.77
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           24.12                24.81                23.38
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,166,794             $929,484             $789,598
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.10                 1.12                 1.12
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .43                  .70                  .96
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      10.55                19.51                23.18
----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                           $.0718
----------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                                    ----------------------------------
                                                                             1993                 1992
                                                                    ----------------------------------

                                                                    ----------------------------------
Net asset value, beginning of period                                       $28.31               $31.29
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .26                  .12
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      (1.82)                (.35)
------------------------------------------------------------------------------------------------------
Total from investment operations                                            (1.56)                (.23)
------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------
Net investment income                                                        (.13)                (.27)
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                            (2.22)               (2.48)
------------------------------------------------------------------------------------------------------
Total distributions                                                         (2.35)               (2.75)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $24.40               $28.31
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          (6.45)               (1.12)
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $764,443             $970,412
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                              1.13                 1.20
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .91                  .61
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      45.46                42.12
------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------

+   Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
   (Note 2)

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d) Not annualized.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of gain on sale of partnership interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $637,700 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $637,700. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $382,041 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,590 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after August 31, 1996. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $825,885 and $28,596 from the sale of class A and class M shares, respectively and $382,216 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $3,690 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1996 purchases and sales of investment securities other than short-term investments aggregated $255,437,015 and $133,480,066, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Year ended August 31
                                    1996
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           13,918,363        $599,209,089
----------------------------------------------------
Shares reinvested        595,488          24,385,358
----------------------------------------------------
                      14,513,851         623,594,447

Shares
repurchased          (13,463,980)       (579,395,669)
----------------------------------------------------
Net increase           1,049,871         $44,198,778
----------------------------------------------------

                             Year ended August 31
                                    1995
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold            8,052,125        $258,073,342
----------------------------------------------------
Shares reinvested        535,035          15,853,096
----------------------------------------------------
                       8,587,160         273,926,438

Shares
repurchased           (9,437,527)       (302,016,572)
----------------------------------------------------
Net decrease            (850,367)       $(28,090,134)
----------------------------------------------------

                            Year ended August 31
                                   1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold            5,867,835        $249,843,040
----------------------------------------------------
Shares reinvested         77,198           3,124,835
----------------------------------------------------
                       5,945,033         252,967,875

Shares
repurchased           (2,754,090)       (117,038,817)
----------------------------------------------------
Net increase           3,190,943        $135,929,058
----------------------------------------------------

                            Year ended August 31
                                   1995
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold            2,716,923         $85,990,448
----------------------------------------------------
Shares reinvested         41,252           1,212,410
----------------------------------------------------
                       2,758,175          87,202,858

Shares
repurchased           (1,465,953)        (46,403,109)
----------------------------------------------------
Net increase           1,292,222         $40,799,749
----------------------------------------------------

                           Year ended August 31
                                  1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold              317,824         $13,735,757
----------------------------------------------------
Shares reinvested          1,093              44,781
----------------------------------------------------
                         318,917          13,780,356

Shares
repurchased             (104,244)         (4,475,201)
----------------------------------------------------
Net increase             214,673          $9,305,155
----------------------------------------------------

                              July 3, 1995
                            (commencement of
                             operations) to
                            August 31, 1995
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold                8,913            $309,595
----------------------------------------------------
Shares reinvested             --                  --
----------------------------------------------------
                           8,913             309,595

Shares
repurchased                  (43)             (1,539)
----------------------------------------------------
Net increase               8,870            $308,056
----------------------------------------------------


Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                  Purchase      Sales     Dividend         Market
Affiliates            cost     proceeds     income          Value
----------------------------------------------------------------------
Name of affiliate
----------------------------------------------------------------------
Rightchoice
Managed Care,
Inc.            $2,433,544       $   --      $  --     $2,316,225
----------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $.909 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all classes of shares as capital gain dividends for its taxable year ended August 31, 1996.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Carol McMullen
Vice President

Joanne Soja
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-------------------

27618-021/335/2AB          10/96